Exhibit 99.3 Third Quarter 2020 Financial Results and Highlights October 28, 2020

Forward-Looking Statements This earnings supplement includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding the impact of the COVID-19 pandemic on our business, opportunities in the marketplace, our cost structure, investment in and growth of our business, our realignment plans, the timing, cost and impact of the 2020 Fit for Growth Plan, our and our clients’ shift to digital solutions and services and our anticipated financial performance. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, legal, reputational and financial risks resulting from cyberattacks, including the recent ransomware attack, the effectiveness of business continuity plans following the ransomware attack and during the COVID-19 pandemic, the impact of the COVID-19 pandemic, changes in the regulatory environment, including with respect to immigration and taxes, and the other factors discussed in our most recent Annual Report on Form 10-K, as updated by our most recent Quarterly Report on Form 10-Q, and other filings with the Securities and Exchange Commission. Cognizant undertakes no obligation to update or revise any forward- looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. 2

Results Summary • $4.2B, declined 0.1% (-0.7% CC1) Y/Y, including a negative ~130bps Y/Y impact REVENUE from decision to exit certain content-related services • GAAP Operating Margin of 14.2%, declined 150 bps Y/Y OPERATING MARGIN • Adjusted Operating Margin1 of 15.9%, declined 140 bps Y/Y 2 DILUTED EARNINGS • GAAP diluted EPS of $0.64, including a negative one-time tax impact of $0.26 per share, declined 28.9% Y/Y, PER SHARE • Adjusted Diluted EPS1 of $0.97, declined 10.2% Y/Y • Free cash flow1 of $821M, an increase of $200M Y/Y FREE CASH FLOW & CAPITAL RETURN • Since the beginning of Q3 through October 27th, returned over $700 million in share repurchases and $120 million in dividends 1 Constant currency revenue growth ("CC"), Adjusted Operating Margin, Adjusted Diluted Earnings Per Share (“Adjusted Diluted EPS”) and free cash flow are not measures of financial performance prepared in accordance with GAAP. See “About Non-GAAP Financial Measures” at the end of this earnings supplement for more information and reconciliations to the most directly comparable GAAP financial measures, as applicable 2 During the third quarter of 2020 we reversed our indefinite reinvestment assertion on India earnings accumulated in prior years and recorded $140 million in income tax expense or $0.26 per share. See “About Non-GAAP Financial Measures” at the end of this earnings supplement for more information. 3

Revenue and GAAP & Adjusted Diluted EPS $ In Millions Except Per Share Amounts $4,284 $4,248 $4,225 $4,243 $4,129 $4,141 $4,078 $4,110 $4,006 $4,000 $3,912 $1.05 $1.05 $1.08 $1.07 $0.94 $0.98 $0.91 $0.94 $0.96 $0.97 $0.82 Q1' 18 Q2' 18 Q3' 18 Q4' 18 Q1' 19 Q2' 19 Q3' 19 Q4' 19 Q1' 20 Q2' 20 Q3' 20 Revenue Adjusted Diluted EPS Revenue Growth and EPS Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 ’19 Q3 ’19 Q4 ’19 Q1 ‘20 Q2 ‘20 Q3 ‘20 Y/Y 10.3% 9.2% 8.3% 7.9% 5.1% 3.4% 4.2% 3.8% 2.8% (3.4%) (0.1%) Y/Y CC 8.2% 8.2% 9.0% 8.8% 6.8% 4.7% 5.1% 4.2% 3.5% (2.5%) (0.7%) GAAP DILUTED EPS $0.88 $0.78 $0.82 $1.12 $0.77 $0.90 $0.90 $0.72 $0.67 $0.67 $0.64 ADJUSTED DILUTED EPS $0.94 $1.05 $1.05 $0.98 $0.91 $0.94 $ 1.08 $1.07 $0.96 $0.82 $0.97 4

Revenue Performance: Q3 2020 Segments Geography $ IN MILLIONS $ IN MILLIONS REST OF WORLD COMMUNICATIONS, MEDIA & TECHNOLOGY1 +4.4% Y/Y +7.1% Y/Y CC +0.2% Y/Y (0.2%) Y/Y CC EUROPE +3.6% Y/Y $282 $616 FINANCIAL SERVICES (0.5%) Y/Y CC $1,469 (1.5%) Y/Y $782 (2.2%) Y/Y CC PRODUCTS & RESOURCES $927 (4.0%) Y/Y (4.6%) Y/Y CC $3,179 NORTH AMERICA $1,231 (1.4%) Y/Y and CC HEALTHCARE +4.8% Y/Y +4.2% Y/Y CC 5 1 Our strategic decision in 2019 to exit certain content-related services negatively impacted Q3 2020 CMT revenue by approximately ($57) million representing a (~920bps) impact to year-over-year growth in that segment

GAAP & Adjusted Operating Margin 19.2% 18.3%18.5% 17.7%17.7% 17.3% 16.7% 16.8%17.0% 17.0% 16.0% 16.1% 15.7% 15.9% 14.9% 14.6% 15.1% 13.7% 14.1% 14.2% 13.1% 11.7% Q1' 18 Q2' 18 Q3' 18 Q4' 18 Q1' 19 Q2' 19 Q3' 19 Q4' 19 Q1' 20 Q2' 20 Q3' 20 GAAP Operating Margin Adjusted Operating Margin 6

Financial Services Revenue Q3 '20 Geography $ IN MILLIONS $ IN MILLIONS REST OF WORLD +0.8% Y/Y $1,492 +2.6% Y/Y CC $1,461 $1,469 $1,464 $1,473 $1,468 $1,469 $1,451 $1,436 $1,451 $1,396 EUROPE $132 (1.6%) Y/Y (5.6%) Y/Y CC $304 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 $1,033 Revenue Growth NORTH AMERICA Q1 ‘18 Q2 ‘18 Q3 ‘18 Q4 ‘18 Q1 ‘19 Q2 ‘19 Q3 ‘19 Q4 ‘19 Q1 ‘20 Q2 ‘20 Q3 ‘20 (1.8%) Y/Y and CC Y/Y 6.2% 4.5% 2.6% 1.7% (1.7%) 0.3% 1.9% 1.2% 1.0% (5.2%) (1.5%) Y/Y CC 3.9% 3.5% 3.5% 2.8% 0.2% 1.7% 3.0% 1.5% 1.8% (4.3%) (2.2%) Declines in both banking and insurance offset growth in regional banks and capital markets in North America. Within banking there was continued weakness in select global banking accounts and in Europe 7

Healthcare Revenue Q3 '20 Geography $ IN MILLIONS $ IN MILLIONS REST OF WORLD +16.7% Y/Y EUROPE $1,221 $1,231 +19.4% Y/Y CC $1,189 $1,202 $1,194 $21 $1,156 $1,165 $1,175 $1,157 +28.9% Y/Y $1,134 $1,121 +23.4% Y/Y CC $156 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 $1,054 Revenue Growth Q1 ‘18 Q2 ‘18 Q3 ‘18 Q4 ‘18 Q1 ‘19 Q2 ‘19 Q3 ‘19 Q4 ‘19 Q1 ‘20 Q2 ‘20 Q3 ‘20 NORTH AMERICA Y/Y 11.8% 10.1% 9.6% 6.8% 3.9% (1.9%) (1.2%) 1.6% 2.5% 2.0% 4.8% +1.7% Y/Y and CC Y/Y CC 11.1% 9.8% 9.7% 7.0% 4.6% (1.5%) (0.9%) 1.8% 2.7% 2.2% 4.2% Double-digit growth in Life Sciences, driven by strong growth in bio pharma clients. Growth was partially offset by continued weakness in medical device clients. Within healthcare, performance among payer clients improved 8

Products & Resources Revenue Q3 '20 Geography $ IN MILLIONS $ IN MILLIONS REST OF WORLD (1.4%) Y/Y $966 $963 $954 0.9% Y/Y CC $914 $927 $927 $863 $891 $867 $821 $840 $68 EUROPE (8.1%) Y/Y $193 (11.4%) Y/Y CC Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 $666 Revenue Growth Q1 ‘18 Q2 ‘18 Q3 ‘18 Q4 ‘18 Q1 ‘19 Q2 ‘19 Q3 ‘19 Q4 ‘19 Q1 ‘20 Q2 ‘20 Q3 ‘20 NORTH AMERICA Y/Y 11.4% 12.4% 11.5% 13.9% 11.3% 10.4% 11.9% 8.1% 4.4% (6.5%) (4.0%) (3.1%) Y/Y Y/Y CC 8.2% 10.7% 12.3% 15.4% 13.8% 12.3% 13.4% 8.6% 5.3% (5.0%) (4.6%) (3.0%) Y/Y CC The decline was driven by retail, consumer goods, travel and hospitality clients that were particularly adversely affected by the pandemic, partially offset by double-digit constant currency growth in manufacturing, logistics, energy and utilities 9

Communications, Media & Technology Revenue Q3 '20 Geography $ IN MILLIONS REST OF WORLD +17.3% Y/Y +22.5% Y/Y CC $615 $632 $626 $616 $585 $595 $607 $580 $541 $562 $509 EUROPE $61 +12.2% Y/Y +7.8% Y/Y CC $129 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 $426 Revenue Growth Q1 ‘18 Q2 ‘18 Q3 ‘18 Q4 ‘18 Q1 ‘19 Q2 ‘19 Q3 ‘19 Q4 ‘19 Q1 ‘20 Q2 ‘20 Q3 ‘20 NORTH AMERICA Y/Y 18.4% 15.8% 17.1% 18.4% 16.9% 12.2% 9.4% 8.0% 5.2% (4.4%) 0.2% (4.9%) Y/Y and CC Y/Y CC 15.1% 14.5% 18.1% 20.1% 19.6% 14.1% 10.6% 9.0% 6.3% (3.2%) (0.2%) Content Impact ~(2.0%) ~(3.9%) ~(7.9%) ~(9.2%) Excluding the negative 920 basis point impact from the exit of certain content-related services, CMT grew ~9% year-over-year in constant currency, driven by demand in Technology across digital native, information services and high-tech clients. Communications and media growth was driven by recent acquisitions which were partially offset by weakness with entertainment clients exposed to studios, cable TV and theme parks 10

Employee Metrics Headcount and Annualized Attrition NUMBER OF EMPLOYEES IN THOUSANDS 24% 24% 23% 22% 23% 22% 20% 21% 19% 19% 18% 19% 18% 16% 16% 13% 11% 10% 261.4 268.9 274.2 281.6 285.8 288.2 289.9 292.5 291.7 281.2 283.1 Q1' 18 Q2' 18 Q3' 18 Q4' 18 Q1' 19 Q2' 19 Q3' 19 Q4' 19 Q1' 20 Q2' 20 Q3' 20 Headcount (in thousands) Quarterly Annualized Attrition Quarterly Annualized Voluntary Attrition Utilization 92% 93% 93% 92% 91% 92% 92% 92% 91% 91% 93% 83% 83% 83% 83% 83% 83% 84% 85% 83% 85% 80% Q1' 18 Q2' 18 Q3' 18 Q4' 18 Q1' 19 Q2' 19 Q3' 19 Q4' 19 Q1' 20 Q2' 20 Q3' 20 Offshore Excluding Trainees % Onsite % 11

Cash Flow, Balance Sheet & Capital Allocation $ IN MILLIONS $118 $116 $633 $116 $116 $1,054 $771 $120 $267 $121 $248 $ 74 $511 $121 $111 $110 $118 $632 $ 45 $259 $163 $580 $316 $477 $ 35 $403 $116 $197 $239 $146 $86 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Acquisitions Share Purchases Dividends Paid $ IN MILLIONS Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 ’20 Q2 ’20 Q3 ’20 FREE CASH FLOW $292 $549 $768 $606 $163 $479 $620 $845 $385 $886 $821 CASH AND SHORT-TERM 1 $4,989 $4,247 $4,763 $4,511 $3,668 $3,003 $3,077 $3,424 $4,282 $4,582 $4,575 INVESTMENTS TOTAL DEBT $773 $749 $724 $745 $746 $746 $747 $738 $2,468 $2,459 $2,450 12 1 Q1 ’18 to Q4 ’19 cash and short-term investments included restricted time deposits in India. Beginning in 2020 these restricted time deposits were classified as long- term investments and therefore are no longer included in cash and short-term investments.

Revenue & Operating Metrics REVENUE BY… Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4 ‘19 Q1 ‘20 Q2 ‘20 Q3 ‘20 SERVICE LINE OUTSOURCING 42% 43% 42% 42% 41% 41% 40% 40% 40% 39% 38% CONSULTING & TECH SERVICES 58% 57% 58% 58% 59% 59% 60% 60% 60% 61% 62% CONTRACT TYPE FIXED BID 39% 36% 36% 37% 36% 36% 36% 37% 37% 37% 37% TIME & MATERIAL 53% 53% 53% 52% 52% 52% 52% 51% 51% 52% 52% TRANSACTION BASED 9% 11% 11% 11% 12% 13% 12% 12% 12% 12% 11% CUSTOMER CONCENTRATION TOP 5 9% 9% 9% 9% 9% 8% 8% 8% 8% 8% 8% TOP 10 16% 15% 16% 16% 16% 15% 14% 14% 14% 14% 14% 13

2020 Fit for Growth

Protect and optimize the core

Drive efficiency, tooling, delivery optimization, protect renewals, strengthen industry mix and scale internationally

Eliminate costs to fund growth investment

Reduce duplication and simplify delivery
Reinvest in sales, branding, talent and automation tools

Streamline operating model

Drive efficiency, scalability and empowerment
Improve role clarity and accountability

Leverage core business to win in digital battlegrounds

Invest and reskill to accelerate momentum in data, digital engineering, cloud and IoT

2020 Fit for Growth Plan Updates	Initial Q4 2019 Estimate	Program Update as of Sep 30	Achievement through Sept. 30
Total restructuring charges	$150-200M	~$200M	$185M
Gross Annualized savings	$500-550M	$520-550M	~$500M
Transformation actions			
# of employees impacted	10-12K	~14-15K	~14K
Targeted reskilling and training	~5K	~4-5K	~4K
Net headcount exits	5-7K	~10-11K	~10K
Content services actions			
Headcount exit	~6K	4.5K	Complete
Annualized revenue loss	$240-270M	$225M[1]	Complete

[1] The work associated with our decision to exit certain portions of our content related business is now complete. This decision will impact our year-over-year metrics through Q2 2021

14

Cognizant

2020 Guidance[1]

	FY2020	Assumptions
REVENUE	~$16.7B ~(0.5%) decline ~(0.4%) decline in constant currency	• Negative ~10bps of foreign exchange impact • Negative ~110bps impact from the exit of certain content services business
ADJUSTED OPERATING MARGIN[2]	~15%	
ADJUSTED DILUTED EPS[2]	$3.63-3.67	• Average share count ~541M and • GAAP tax rate of ~32%

Q4 GUIDANCE ASSUMPTIONS	• Interest income of ~$11M vs. $27M in Q3 2020 • GAAP tax rate of ~27% • Average share count of ~534M

[1] Guidance is as of October 28, 2020 and does not account for any potential impact from events such as changes to tax and immigration policies

[2] A full reconciliation of Adjusted Operating Margin and Adjusted Diluted EPS guidance to the corresponding GAAP measures on a forward-looking basis cannot be provided without unreasonable efforts as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses, and the tax effects of these adjustments. See "About Non-GAAP Financial Measures and Performance Metrics" for more information and a partial reconciliation to the most directly comparable GAAP financial measure at the end of this release.

15

Cognizant

APPENDIX: About Non-GAAP Financial Measures

About Non-GAAP Financial Measures To supplement our financial results presented in accordance with GAAP, this earnings supplement includes references to the following measures defined by the Securities and Exchange Commission as non-GAAP financial measures: Adjusted Income From Operations, Adjusted Operating Margin, Adjusted Diluted EPS, free cash flow and constant currency revenue growth. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of our non-GAAP financial measures to the corresponding GAAP measures should be carefully evaluated. Our non-GAAP financial measures, Adjusted Operating Margin, Adjusted Income From Operations and Adjusted Diluted EPS exclude unusual items. Additionally, Adjusted Diluted EPS excludes net non-operating foreign currency exchange gains or losses and the tax impact of all the applicable adjustments. The income tax impact of each item is calculated by applying the statutory rate and local tax regulations in the jurisdiction in which the item was incurred. Free cash flow is defined as cash flows from operating activities net of purchases of property and equipment. Constant currency revenue growth is defined as revenues for a given period restated at the comparative period’s foreign currency exchange rates measured against the comparative period's reported revenues. We believe providing investors with an operating view consistent with how we manage the Company provides enhanced transparency into our operating results. For our internal management reporting and budgeting purposes, we use various GAAP and non-GAAP financial measures for financial and operational decision- making, to evaluate period-to-period comparisons, to determine portions of the compensation for our executive officers and for making comparisons of our operating results to those of our competitors. Therefore, it is our belief that the use of non-GAAP financial measures excluding certain costs provides a meaningful supplemental measure for investors to evaluate our financial performance. Accordingly, we believe that the presentation of our non-GAAP measures, when read in conjunction with our reported GAAP results, can provide useful supplemental information to our management and investors regarding financial and business trends relating to our financial condition and results of operations. A limitation of using non-GAAP financial measures versus financial measures calculated in accordance with GAAP is that non-GAAP financial measures do not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and may exclude costs that are recurring such as our net non-operating foreign currency exchange gains or losses. In addition, other companies may calculate non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from our non-GAAP financial measures to allow investors to evaluate such non-GAAP financial measures. 17

Reconciliations of Non-GAAP Financial Measures

(in millions, except per share amounts)

Three Months Ended:	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020	Guidance Full Year 2020
GAAP income from operations	$ 693	$ 670	$ 745	$ 693	$ 539	$ 619	$ 669	$ 626	$ 579	$ 467	$ 603	
Realignment charges[a]	1	—	11	7	2	49	65	53	20	12	8	
2020 Fit for Growth Plan restructuring charges[b]	—	—	—	—	—	—	—	48	35	59	43	
COVID-19 charges[c]	—	—	—	—	—	—	—	—	6	25	21	
Incremental accrual related to the India Defined Contribution Obligation[d]	—	—	—	—	117	—	—	—	—	—	—	
Initial funding of Cognizant U.S. Foundation[e]	—	100	—	—	—	—	—	—	—	—	—	
Adjusted income from operations	$ 694	$ 770	$ 756	$ 700	$ 658	$ 668	$ 734	$ 727	$ 640	$ 563	$ 675	
GAAP operating margin	17.7 %	16.7 %	18.3 %	16.8 %	13.1 %	14.9 %	15.7 %	14.6 %	13.7 %	11.7 %	14.2 %	
Realignment charges	—	—	0.2	0.2	—	1.2	1.6	1.3	0.5	0.3	0.2	0.3%
2020 Fit for Growth Plan restructuring charges	—	—	—	—	—	—	—	1.1	0.8	1.5	1.0	0.9% - 1.0%
COVID-19 charges	—	—	—	—	—	—	—	—	0.1	0.6	0.5	0.4%
Incremental accrual related to the India Contribution Obligation	—	—	—	—	2.9	—	—	—	—	—	—	(d)
Initial funding of Cognizant U.S. Foundation	—	2.5	—	—	—	—	—	—	—	—	—	—
Adjusted operating margin	17.7 %	19.2 %	18.5 %	17.0 %	16.0 %	16.1 %	17.3 %	17.0 %	15.1 %	14.1 %	15.9 %	approximately 15%
GAAP diluted earnings per share	$ 0.88	$ 0.78	$ 0.82	$ 1.12	$ 0.77	$ 0.90	$ 0.90	$ 0.72	$ 0.67	$ 0.67	$ 0.64	
Effect of above adjustments, pre-tax	—	0.17	0.02	0.01	0.20	0.09	0.12	0.18	0.11	0.18	0.13	(a), (b), (c), (d)
Effect of non-operating foreign currency exchange (gains) loss, pre-tax[f]	0.06	0.14	0.21	(0.14)	(0.01)	(0.03)	0.09	0.08	0.19	—	—	(f)
Tax effect of above adjustments[g]	—	(0.04)	0.01	(0.01)	(0.05)	(0.02)	(0.03)	(0.05)	(0.01)	(0.03)	(0.06)	(a), (b), (c), (d), (f)
Tax on Accumulated Indian Earnings[h]	—	—	—	—	—	—	—	—	—	—	0.26	0.26
Effect of the equity method investment impairment[i]	—	—	—	—	—	—	—	0.10	—	—	—	—
Effect of the India Tax Law[j]	—	—	—	—	—	—	—	0.04	—	—	—	—
Effect of net incremental income tax expense related to the Tax Reform Act[k]	—	—	(0.01)	—	—	—	—	—	—	—	—	—
Adjusted diluted earnings per share	$ 0.94	$ 1.05	$ 1.05	$ 0.98	$ 0.91	$ 0.94	$ 1.08	$ 1.07	$ 0.96	$ 0.82	$ 0.97	$3.63 - $3.67

Please refer to page 19, 20 and 21 of this earnings supplement for corresponding Non-GAAP notes.

18

Reconciliations of Non-GAAP Financial Measures Notes: (a) During the third quarter of 2020, we incurred realignment charges that include $8 million in professional fees. The total costs related to the realignment are reported in "Restructuring charges" in our unaudited consolidated statement of operations. We do not expect to incur significant realignment charges during the remainder of 2020. Our guidance anticipates pre-tax charges in the range of $0.08 to $0.09 per diluted share for the full year 2020. The tax effect of these charges is expected to be approximately $0.02 per diluted share for the full year 2020. (b) During the third quarter of 2020, we incurred restructuring charges as part of our 2020 Fit for Growth Plan that includes $38 million in employee separation costs and $5 million in facility exit costs and other charges. These charges include $1 million of costs incurred related to our exit from certain content-related services. The total costs related to the 2020 Fit for Growth Plan are reported in "Restructuring charges" in our unaudited consolidated statement of operations. Our guidance anticipates pre-tax charges in the range of $0.27 to $0.30 per diluted share for the full year 2020. The tax effect of these charges is expected to be in the range of $0.07 to $0.08 per diluted share for the full year 2020. (c) During the third quarter of 2020, we incurred costs in response to the COVID-19 pandemic including costs to enable our employees to work remotely. Most of the costs related to the pandemic are reported in "Cost of revenues" in our unaudited consolidated statements of operations. Our guidance anticipates pre-tax charges in the range of $0.11 to $0.12 per diluted share for the full year 2020. The tax effect of these charges is expected to be approximately $0.03 per diluted share for the full year 2020. (d) During the first quarter of 2019, a ruling of the Supreme Court of India in interpreting certain statutory defined contribution obligations of employees and employers (the "India Defined Contribution Obligation") altered historical understandings of such obligations, extending them to cover additional portions of the employee's income. As a result, the ongoing contributions of our affected employees and the Company have increased. In the first quarter of 2019, we accrued $117 million with respect to prior periods, assuming retroactive application of the Supreme Court's ruling. There is significant uncertainty as to how the liability should be calculated as it is impacted by multiple variables, including the period of assessment, the application with respect to certain current and former employees and whether interest and penalties may be assessed. Since the ruling, a variety of trade associations and industry groups have advocated to the Indian government, highlighting the harm to the information technology sector, other industries and job growth in India that would result from a retroactive application of the ruling. It is possible that the Indian government will review the matter and there is a substantial question as to whether the Indian government will apply the Supreme Court's ruling on a retroactive basis. As such, the ultimate amount of our obligation may be materially different from the amount accrued. The incremental accrual related to the India Defined Contribution Obligation is reported in "Selling, general, and administrative expenses" in our unaudited consolidated statement of operations. (e) During the second quarter of 2018, we provided $100 million of initial funding to Cognizant U.S. Foundation. This cost is reported in "Selling, general, and administrative expenses" in our unaudited consolidated statement of operations. (f) Non-operating foreign currency exchange gains and losses, inclusive of gains and losses related to foreign exchange forward contracts not designated as hedging instruments for accounting purposes, are reported in "Foreign currency exchange gains (losses), net" in our unaudited consolidated statement of operations.Non-operating foreign currency exchange gains and losses are subject to high variability and low visibility and therefore cannot be provided on a forward-looking basis without unreasonable efforts. 19

Reconciliations of Non-GAAP Financial Measures

(g) Presented below are the tax impacts of each of our non-GAAP adjustments to pre-tax income:

	Three Months Ended										
	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020
Tax impacts of non-GAAP adjustments:											
Realignment charges	$ —	$ —	$ 3	$ 2	$ —	$ 13	$ 17	$ 13	$ 5	$ 3	$ 2
2020 Fit for Growth restructuring charges	—	—	—	—	—	—	—	13	9	16	11
COVID-19 charges	—	—	—	—	—	—	—	—	2	6	6
Incremental accrual related to the India Defined Contribution Obligation	—	—	—	—	31	—	—	—	—	—	—
Cognizant U.S. Foundation funding	—	28	—	—	—	—	—	—	—	—	—
Foreign currency exchange gain and losses	(1)	(8)	(6)	3	1	—	(2)	—	(10)	(8)	15

The effective tax rate related to each of four non-GAAP adjustments varies depending on the jurisdiction in which such income and expenses are generated and the statutory rates applicable in those jurisdictions.

(h) During the third quarter of 2020, after a thorough analysis of the impact of several changes in tax law on the cost of earnings repatriation and considering our strategic decision to increase our investments to accelerate growth in various international markets and expand our global delivery footprint, we reversed our indefinite reinvestment assertion on Indian earnings accumulated in prior years and recorded a $140 million Tax on Accumulated Indian Earnings. The recorded income tax expense reflects the India withholding tax on unrepatriated Indian earnings, which were $5.2 billion as of December 31, 2019, net of applicable U.S. foreign tax credits.

(i) During the fourth quarter of 2019, we determined that the carrying value of one of our equity method investments exceeded its fair value and therefore recorded an impairment charge of $57 million within the caption "Income (loss) from equity method investments" in our unaudited consolidated statement of operations.

20

Cognizant

Reconciliations of Non-GAAP Financial Measures

(j) During the fourth quarter of 2019, the Government of India enacted a new tax regime ("India Tax Law") effective retroactively to April, 2019 that enables domestic companies to elect to be taxed at a lower income tax rate of 25.17%, as compared to the current income tax rate of 34.94%. Once a company elects into the lower income tax rate, a company may not benefit from any tax holidays associated with Special Economic Zones and certain other tax incentives, including Minimum Alternative Tax credit carryforwards, and may not reverse its election. As a result of the enactment of the India Tax Law, we recorded a one-time net income tax expense of $21 million due to the revaluation to the lower income tax rate of our India net deferred income tax assets that we expected to reverse after we elected into the new tax regime.

(k) During the third quarter of 2018, we finalized our calculation of the one-time tax expense related to the enactment of the Tax Cuts and Jobs Act ("Tax Reform Act") and recognized a $5 million income tax benefit, which reduced our provision for income taxes.

Reconciliation of free cash flow

	Three Months Ended										
(in millions)	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020
Net cash provided by operating activities	$ 388	$ 640	$ 862	$ 702	$ 269	$ 575	$ 717	$ 938	$ 497	$ 979	$ 925
Purchases of property and equipment	(96)	(91)	(94)	(96)	(106)	(96)	(97)	(93)	(112)	(93)	(104)
Free cash flow	$ 292	$ 549	$ 768	$ 606	$ 163	$ 479	$ 620	$ 845	$ 385	$ 886	$ 821

21

Cognizant